Exhibit 99.1 New York City November 7, 2018 1Exhibit 99.1 New York City November 7, 2018 1

FORWARD-LOOKING STATEMENTS. Comments made during this presentation and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about NCR’s full year 2018 financial guidance and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR's expected areas of focus to drive growth and create long-term shareholder value; NCR’s leadership team and organization; NCR’s addressable markets; NCR’s spend optimization program, including a focus on Selling, General and Administrative Expenses (SG&A) and operating expense, and its expected benefits in 2019; NCR’s strategic growth platforms; NCR's Mission One (M1) Services initiative and its expected benefits on NCR's services revenue and gross margin profile; expectations regarding NCR’s revenue mix shifting to N O N - G A A P D I L U T E D E P S software and services; NCR’s expectations regarding hardware revenue, and ATM orders, ATM production rates and ATM revenue, including attached software and services revenue; NCR’s merger and acquisition strategy, and completed and targeted mergers and acquisitions and their expected benefits; expectations for accelerating recurring revenue and predictability; NCR's expected free cash flow generation and capital allocation strategy; and NCR's cloud revenue momentum. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a Risk Factors of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 26, 2018, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated November 7, 2018, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain non-GAAP measures, including: selected measures, such as non-GAAP diluted earnings per share and free cash flow. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying Supplementary Materials and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of these non-GAAP measures is also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials, the term recurring revenue means the sum of cloud, hardware maintenance and software maintenance revenue. All statements of available market size and growth presented in these material were prepared by NCR based on its own research, estimates, and analysis. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2FORWARD-LOOKING STATEMENTS. Comments made during this presentation and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about NCR’s full year 2018 financial guidance and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR's expected areas of focus to drive growth and create long-term shareholder value; NCR’s leadership team and organization; NCR’s addressable markets; NCR’s spend optimization program, including a focus on Selling, General and Administrative Expenses (SG&A) and operating expense, and its expected benefits in 2019; NCR’s strategic growth platforms; NCR's Mission One (M1) Services initiative and its expected benefits on NCR's services revenue and gross margin profile; expectations regarding NCR’s revenue mix shifting to N O N - G A A P D I L U T E D E P S software and services; NCR’s expectations regarding hardware revenue, and ATM orders, ATM production rates and ATM revenue, including attached software and services revenue; NCR’s merger and acquisition strategy, and completed and targeted mergers and acquisitions and their expected benefits; expectations for accelerating recurring revenue and predictability; NCR's expected free cash flow generation and capital allocation strategy; and NCR's cloud revenue momentum. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a Risk Factors of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 26, 2018, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated November 7, 2018, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain non-GAAP measures, including: selected measures, such as non-GAAP diluted earnings per share and free cash flow. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying Supplementary Materials and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of these non-GAAP measures is also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials, the term recurring revenue means the sum of cloud, hardware maintenance and software maintenance revenue. All statements of available market size and growth presented in these material were prepared by NCR based on its own research, estimates, and analysis. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

AGENDA § INTRODUCTION AND WELCOME Michael Nelson, VP Investor Relations § NCR OVERVIEW AND STRATEGY Mike Hayford, President and CEO § OPERATIONALIZING THE STRATEGY Owen Sullivan, Chief Operating Officer § NCR FINANCIAL OVERVIEW Andre Fernandez, Chief Financial Officer § Q&A NCR Leadership Team § DEMONSTRATIONS OF STRATEGIC GROWTH PLATFORMS 3AGENDA § INTRODUCTION AND WELCOME Michael Nelson, VP Investor Relations § NCR OVERVIEW AND STRATEGY Mike Hayford, President and CEO § OPERATIONALIZING THE STRATEGY Owen Sullivan, Chief Operating Officer § NCR FINANCIAL OVERVIEW Andre Fernandez, Chief Financial Officer § Q&A NCR Leadership Team § DEMONSTRATIONS OF STRATEGIC GROWTH PLATFORMS 3

Radiant JetPay, StopLift, Patent for Ritty’s acquisition and Zipscene Incorruptible cashier bought acquisitions First electric First commercially First self checkout systems cash register available computer with a solid state processor NCR Silver launched Retalix acquisition Sold 1 million First Sales NCR enters Mixed Media cash registers training U.K. Intelligent First UPC school deposit ATMs barcode launched scanned Alaric and NCR enters Digital Insight Japan acquisition 1884 1893 1895 1906 1911 1920 1958 1974 1997 2010 2011 2012 2013 2018 4Radiant JetPay, StopLift, Patent for Ritty’s acquisition and Zipscene Incorruptible cashier bought acquisitions First electric First commercially First self checkout systems cash register available computer with a solid state processor NCR Silver launched Retalix acquisition Sold 1 million First Sales NCR enters Mixed Media cash registers training U.K. Intelligent First UPC school deposit ATMs barcode launched scanned Alaric and NCR enters Digital Insight Japan acquisition 1884 1893 1895 1906 1911 1920 1958 1974 1997 2010 2011 2012 2013 2018 4

55

A B O U T N C R $6.4B $984M 20,000+ 1,270 SERVICE PROFESSIONALS Trailing 12 month 34,000 Trailing 12 PATENTS HELD EBITDA month revenue in 90 countries PROFESSIONALS BY NCR around the world TOP 100 7th 18M TECHNOLOGY DIGITAL BANKING MOST REPUTABLE BRAND IN INNOVATORS USERS TECHNOLOGY 8M 134 years as 75,000 SERVICE a technology SITES USING REQUESTS Aloha Platform innovator REMOTELY RESOLVED 6A B O U T N C R $6.4B $984M 20,000+ 1,270 SERVICE PROFESSIONALS Trailing 12 month 34,000 Trailing 12 PATENTS HELD EBITDA month revenue in 90 countries PROFESSIONALS BY NCR around the world TOP 100 7th 18M TECHNOLOGY DIGITAL BANKING MOST REPUTABLE BRAND IN INNOVATORS USERS TECHNOLOGY 8M 134 years as 75,000 SERVICE a technology SITES USING REQUESTS Aloha Platform innovator REMOTELY RESOLVED 6

WE LEAD ACROSS THE INDUSTRIES WE SERVE



FINANCIAL

#1

PROVIDER OF MULTI-VENDOR ATM SOFTWARE

—

ATM FAMILY (SelfServ)



RETAIL

#1

GLOBAL MARKET SHARE LEADER IN RETAIL SELF-CHECKOUT INSTALLED BASE

—

MARKET LEADER IN ENTERPRISE POINT OF SALE SOFTWARE FOR GROCERY, DRUG AND CONVENIENCE STORE SEGMENT



HOSPITALITY

#1

IN POINT OF SALE SOFTWARE RESTAURANTS GLOBALLY

Source: RBR

NCR

7

NCR VISION To be the leading software and services-led enterprise provider in the vertical industries we serve. FINANCIAL RETAIL HOSPITALITY 8NCR VISION To be the leading software and services-led enterprise provider in the vertical industries we serve. FINANCIAL RETAIL HOSPITALITY 8

NCR Shareholder Value Creation will be driven by: Mix shift Top-Line Spend to Software Revenue Growth Optimization & Services 9NCR Shareholder Value Creation will be driven by: Mix shift Top-Line Spend to Software Revenue Growth Optimization & Services 9

FUTURE Drive 3-5% Growth NEAR-TERM: Drive 1-3% Growth EXECUTE ON TODAY: STRATEGIC Stabilize Growth SHIFT THE MIX GROWTH PLATFORMS STRATEGIC GROWTH BUILD THE TEAM PLATFORMS SIMPLIFY TO COMPLEMENTARY DRIVE EXECUTION ACQUISITIONS/ PARTNERSHIPS STARTS WITH THE CUSTOMER 10FUTURE Drive 3-5% Growth NEAR-TERM: Drive 1-3% Growth EXECUTE ON TODAY: STRATEGIC Stabilize Growth SHIFT THE MIX GROWTH PLATFORMS STRATEGIC GROWTH BUILD THE TEAM PLATFORMS SIMPLIFY TO COMPLEMENTARY DRIVE EXECUTION ACQUISITIONS/ PARTNERSHIPS STARTS WITH THE CUSTOMER 10

BUILD THE TEAM



Mike Hayford
CEO



Andre J. Fernandez,
EVP and Chief Financial Officer



Debra Bronder
SVP, Chief HR Officer



Jim Bedore
EVP, General Counsel & Corporate Secretary



Owen Sullivan
EVP, Chief Operating Officer

BUSINESS UNITS

NCR BANKING GROUP



Frank D'Angelo
EVP and President, NCR Banking Group

NCR COMMERCE GROUP



Paul Langenbahn
EVP and President, NCR Commerce Group

SHARED SERVICES

GLOBAL SALES



Dan Campbell
EVP, Global Sales

GLOBAL SERVICES



Bob Ciminera
EVP, Global Services

PROFESSIONAL SERVICES



Mithu Bhargava
SVP, Professional Services

CORPORATE MARKETING



Marija Zivanovic-Smith
SVP, Corporate Marketing & Communications

HARDWARE AND MANUFACTURING



Adrian Button
SVP, Hardware Product Operations

PRODUCT MANAGEMENT



Dirk Izzo
SVP, Product Management

SW ENGINEERING & INNOVATION



Tim Vanderham
SVP, Chief Technology Officer

INFORMATION TECHNOLOGY



Bill VanCuren
SVP, Chief Information Officer

11

ORGANIZED FOR CUSTOMER SUCCESS

GLOBAL CUSTOMERS

JPMorganChase | Bank of America | BARCLAYS | WELLS FARGO | BB&T | TESCO | AT&T | Walmart | Sainsbury's | STARBUCKS | TARGET | bp | 7-Eleven | McDonald's | Krispy Kreme | Circle K | Wendy's | amc | Dunkin' Donuts | The Home Depot | meijer | Shell | Chick-fil-A

NCR BANKING GROUP

Digital Banking | Branch | ATM

NCR COMMERCE GROUP

Retail | Hospitality | SMB | JetPay

SHARED SERVICES

Sales | Product Management & Marketing | Hardware Delivery | Services Delivery | Software Delivery / Professional Services | Leveraged Infrastructure

PAYMENTS | DATA | DIGITAL CONNECTED SERVICES

12

1313

NCR IS WELL POSITIONED TO HELP OUR CUSTOMERS COMPETE IN THE EVOLVING DIGITAL WORLD


PHYSICAL PRESENCE
NCR
MARIETTA,GA
GET ON THE WAITLIST
PAY YOUR BILL
STORE INFO
ORDER TO-GO
DIGITAL WORLD

14

• Digital First • Digital First • Digital First Banking Restaurant Retail • Digital Small • Digital Business • Digital Connected Essentials Convenience Services and Fuel 15• Digital First • Digital First • Digital First Banking Restaurant Retail • Digital Small • Digital Business • Digital Connected Essentials Convenience Services and Fuel 15

STRATEGIC GROWTH PLATFORMS

DIGITAL FIRST BANKING

Enabling the transformation of retail banking

1





- Branch Transformation
- Digital Transaction Zone
- Digital Banking
- Common Transaction Services

NCR

16

STRATEGIC GROWTH PLATFORMS

DIGITAL FIRST BANKING

Enabling the transformation of retail banking

1





Total Digital First Banking

$26.1B

Current Capabilities **$15.7B**

Market Expansion **$10.4B**

Total Addressable Market 2023

Source: NCR estimates based on RBR, Ovum data

NCR

16

D I G I T A L F I R S T B A N K I N G ATM – Transaction zone for digital 1 17D I G I T A L F I R S T B A N K I N G ATM – Transaction zone for digital 1 17

STRATEGIC GROWTH PLATFORMS

DIGITAL FIRST RESTAURANT

#1 Provider of Enterprise Restaurant Systems in North America

2





- Enterprise software solutions that run the Restaurant
- Integrated Payments
- Mobile Ordering and Delivery
- Digital Connected Services

NCR

18

STRATEGIC GROWTH PLATFORMS

DIGITAL FIRST RESTAURANT

#1 Provider of Enterprise Restaurant Systems in North America

2

Total Digital First Restaurant
$9.7B

Current Capabilities
$6.0B

Market Expansion
$3.7B

Total Addressable Market 2023

Source: NCR estimates based on IHL, Euromonitor data

NCR

18

D I G I T A L F I R S T R E T A I L #1 global provider of enterprise software for retail stores 3 Enterprise software solutions that run the retail store Integrated Payments Self-Checkout with Fraud Protection Digital Connected Services 19D I G I T A L F I R S T R E T A I L #1 global provider of enterprise software for retail stores 3 Enterprise software solutions that run the retail store Integrated Payments Self-Checkout with Fraud Protection Digital Connected Services 19

STRATEGIC GROWTH PLATFORMS

DIGITAL FIRST RETAIL

#1 global provider of enterprise software for retail stores

3





Total Digital First Retail

$22.2B

Current Capabilities
$17.2B

Market Expansion
$5.0B

Total Addressable Market 2023

Source: NCR estimates based on IHL, Euromonitor data

NCR

19

STRATEGIC GROWTH PLATFORMS

DIGITAL CONNECTED SERVICES

Wall-to-wall multivendor service support

4



- Managed Services
- Break/Fix Services
- Multi-Vendor Maintenance
- IoT-enabled Services



NCR

20

STRATEGIC GROWTH PLATFORMS

DIGITAL CONNECTED SERVICES

Wall-to-wall multivendor service support

4





Total Digital Connected Business

$27.5B

Current Capabilities
$20.7B

Market Expansion
$6.8B

Total Addressable Market 2023

Source: NCR estimates based on IDC, IHL,Gartner, HDI data

NCR

20

STRATEGIC GROWTH PLATFORMS

DIGITAL FIRST CONVENIENCE AND FUEL

5

#1 Provider in North America of Enterprise Solutions that run the Store, Pump and Kitchen




NCR CAFÉ
PREMIUM UNLEADED
89
93

- Enterprise software solutions that run convenience store, pump and food service
- Integrated Payments
- Consumer Self-ordering and Self-checkout
- 1:1 marketing at the pump and in the store

21

STRATEGIC GROWTH PLATFORMS

DIGITAL FIRST CONVENIENCE AND FUEL

#1 Provider in North America of Enterprise Solutions that run the Store, Pump and Kitchen

5



Total Digital First Convenience & Fuel

$3.4B

Current Capabilities **$1.8B**

Market Expansion **$1.6B**

Total Addressable Market 2023

Source: NCR estimates based on IHL, Euromonitor, Gartner data


NCR CAFÉ
PREMIUM UNLEADED
89
93

NCR

21

STRATEGIC GROWTH PLATFORMS

DIGITAL SMALL BUSINESS ESSENTIALS

Turnkey software that runs the small business

6





- Cloud based Point of Sale
- Inventory Management
- Human Capital Management
- Integrated Payments

22

STRATEGIC GROWTH PLATFORMS

DIGITAL SMALL BUSINESS ESSENTIALS

Turnkey software that runs the small business

6





Total Digital Small Business
$7.0B

Current Capabilities **$2.9B**

Market Expansion **$4.1B**

Total Addressable Market 2023

Source: NCR estimates based on Square Public Filings, World Bank, IHL data

NCR

22

2323

M&A STRATEGY OVERVIEW

Targeted M&A to enhance our solution offerings

TARGET PROFILE

- Tuck in acquisitions that utilize the NCR brand & distribution to accelerate growth
  - Companies in existing markets
  - Upsell or cross sell to NCR customers
- Focus on recurring revenue streams in software and services

DEAL FLOW

- 4 to 6 deals per year
- Product-focused, up-sell, cross-sell
- Up to $500M per year
- Dedicated integration and execution team

DEAL PROFILE

- Enterprise Value ~$100M on average
- Accretive to earnings in 12 to 24 months
- ROIC 13-15%

24

§ Integrated payments to enterprise point of sale systems § Full end-to-end merchant acquiring services § Accelerates NCR’s strategy of increasing recurring revenue and expanding margins 25§ Integrated payments to enterprise point of sale systems § Full end-to-end merchant acquiring services § Accelerates NCR’s strategy of increasing recurring revenue and expanding margins 25

Payments Value Chain Payment Processing Revenue Merchant Acquirer Payment Card Issuer Point of Enterprise NCR Connected & Processor Network & Processor Sale Device Software / Systems Payments Payment Gateway Merchant Merchant 26Payments Value Chain Payment Processing Revenue Merchant Acquirer Payment Card Issuer Point of Enterprise NCR Connected & Processor Network & Processor Sale Device Software / Systems Payments Payment Gateway Merchant Merchant 26

Payments Value Chain Payment Processing Revenue Merchant Acquirer Payment Card Issuer Point of Enterprise NCR Connected Mer& chan Prot c e Ass cqui or rer Network & Processor Sale Device Software / Systems Payments & Processor Payment Gateway Merchant Merchant 26Payments Value Chain Payment Processing Revenue Merchant Acquirer Payment Card Issuer Point of Enterprise NCR Connected Mer& chan Prot c e Ass cqui or rer Network & Processor Sale Device Software / Systems Payments & Processor Payment Gateway Merchant Merchant 26

§ AI and computer vision anti-fraud solution for consumer self-service § Accelerate growth in self-checkout and store transformation § Cloud-based/SaaS revenue stream § Key enabler of frictionless commerce strategy 27§ AI and computer vision anti-fraud solution for consumer self-service § Accelerate growth in self-checkout and store transformation § Cloud-based/SaaS revenue stream § Key enabler of frictionless commerce strategy 27

§ Aggregates data from restaurant customers § Enriching data with insights that provide marketing decisions back to restaurant § Enables NCR to begin monetizing the wealth of data we collect 28§ Aggregates data from restaurant customers § Enriching data with insights that provide marketing decisions back to restaurant § Enables NCR to begin monetizing the wealth of data we collect 28

INVESTMENT HIGHLIGHTS Global Focus on Simplified Strong Brand Customer Business Growth & Equity Base Model Mix Shift 29INVESTMENT HIGHLIGHTS Global Focus on Simplified Strong Brand Customer Business Growth & Equity Base Model Mix Shift 29

AGENDA § INTRODUCTION AND WELCOME Michael Nelson, VP Investor Relations § NCR OVERVIEW AND STRATEGY Mike Hayford, President and CEO § OPERATIONALIZING THE STRATEGY 3 Owen Sullivan, Chief Operating Officer § NCR FINANCIAL OVERVIEW Andre Fernandez, Chief Financial Officer § Q&A NCR Leadership Team § DEMONSTRATIONS OF STRATEGIC GROWTH PLATFORMS 30AGENDA § INTRODUCTION AND WELCOME Michael Nelson, VP Investor Relations § NCR OVERVIEW AND STRATEGY Mike Hayford, President and CEO § OPERATIONALIZING THE STRATEGY 3 Owen Sullivan, Chief Operating Officer § NCR FINANCIAL OVERVIEW Andre Fernandez, Chief Financial Officer § Q&A NCR Leadership Team § DEMONSTRATIONS OF STRATEGIC GROWTH PLATFORMS 30

A FRESH PERSPECTIVE

CUSTOMER FOCUS

DELIVERY & EXECUTION

ACCOUNTABILITY

New Structure Aligns Decisions to
Customer Needs and **Strategic Growth**

NCR

31

ORGANIZED FOR CUSTOMER SUCCESS

NCR

GLOBAL CUSTOMERS

JPMorganChase | Bank of America | BARCLAYS | WELLS FARGO | BB&T | TESCO | AT&T | Walmart | Sainsbury's | STARBUCKS | TARGET | bp | 7-Eleven | McDonald's | Krispy Kreme | CIRCLE K | Wendy's | amc | DUNKIN' DONUTS | The Home Depot | meijer | Shell | Chick-fil-A

NCR BANKING GROUP

Digital Banking | Branch | ATM

NCR COMMERCE GROUP

Retail | Hospitality | SMB | JetPay

SHARED SERVICES

Sales | Product Management & Marketing | Hardware Delivery | Services Delivery | Software Delivery / Professional Services | Leveraged Infrastructure

PAYMENTS | DATA | DIGITAL CONNECTED SERVICES

32

CRITICAL IMPERATIVES

MANUFACTURING & SUPPLY CHAIN TRANSFORMATION

SERVICES SUCCESS

Global Customer Services | Platform for Growth

Mission One Initiatives Driving Growth, Margin Expansion & Customer Satisfaction


+6%
2016
2017
2018 Est
Total Revenue $M
+400 bps
2016
2017
2018
Gross Margin %
+1080 bps
2016
2017
2018
Customer Incident Remote Resolution %

Global Growth While Improving Customer Performance Metrics

The Foundation for Sustainable Long Term Success

NCR

33

CRITICAL IMPERATIVES

- MANUFACTURING & SUPPLY CHAIN TRANSFORMATION
- SERVICES SUCCESS
- DELIVERING PRODUCTS & SOLUTIONS
- GO TO MARKET EXCELLENCE
- STRATEGIC PARTNERSHIPS

NCR

33

RATIONAL DECISIONS TIED TO MARKET OPPORTUNITIES

1. SPEND OPTIMIZATION
2. INVESTING IN THE FUTURE

STRATEGIC GROWTH PLATFORMS

NCR

34

CRITICAL IMPERATIVES
CUSTOMER FOCUS
DELIVERY & EXECUTION
ACCOUNTABILITY
MANUFACTURING & SUPPLY CHAIN TRANSFORMATION
SERVICES SUCCESS
DELIVERING PRODUCTS & SOLUTIONS
GO TO MARKET EXCELLENCE
STRATEGIC PARTNERSHIPS
NCR

35

AGENDA § INTRODUCTION AND WELCOME Michael Nelson, VP Investor Relations § NCR OVERVIEW AND STRATEGY Mike Hayford, President and CEO § OPERATIONALIZING THE STRATEGY Owen Sullivan, Chief Operating Officer § NCR FINANCIAL OVERVIEW 4 Andre Fernandez, Chief Financial Officer § Q&A NCR Leadership Team § DEMONSTRATIONS OF STRATEGIC GROWTH PLATFORMS 36AGENDA § INTRODUCTION AND WELCOME Michael Nelson, VP Investor Relations § NCR OVERVIEW AND STRATEGY Mike Hayford, President and CEO § OPERATIONALIZING THE STRATEGY Owen Sullivan, Chief Operating Officer § NCR FINANCIAL OVERVIEW 4 Andre Fernandez, Chief Financial Officer § Q&A NCR Leadership Team § DEMONSTRATIONS OF STRATEGIC GROWTH PLATFORMS 36

C R I T I C A L I M P E R A T I V E S 2 0 1 8 NON-GAAP GROSS REVENUE MARGIN H I G H L I G H T S $6.3B - 28% - $6.5B JetPay Acquisition 28.5% $184M 100- NON-GAAP FREE CASH FLOW 5-7% 6-7% ~10% DILUTED EPS 150 bps Cloud Services ATM Order Total $250M $2.55 - Revenue Margin Growth Est. Backlog Expansion Growth Est. Growth - $300M $2.75 37C R I T I C A L I M P E R A T I V E S 2 0 1 8 NON-GAAP GROSS REVENUE MARGIN H I G H L I G H T S $6.3B - 28% - $6.5B JetPay Acquisition 28.5% $184M 100- NON-GAAP FREE CASH FLOW 5-7% 6-7% ~10% DILUTED EPS 150 bps Cloud Services ATM Order Total $250M $2.55 - Revenue Margin Growth Est. Backlog Expansion Growth Est. Growth - $300M $2.75 37

S T R A T E G I C U S E S O F C A S H SHARE REPURCHASE $210M as of 11/6/2018 38S T R A T E G I C U S E S O F C A S H SHARE REPURCHASE $210M as of 11/6/2018 38

BALANCING THE CORE BUSINESS & INVESTING IN THE FUTURE

1 SPEND OPTIMIZATION

2 INVESTING IN THE FUTURE

STRATEGIC GROWTH PLATFORMS

NCR

39

MARGIN EROSION AND COST CREEP HAVE NEGATIVELY IMPACTED PROFITABILITY

Current


2015
2016
2017
2018
Cash Restructure
Non-GAAP Gross Margin %
Non-GAAP OpEx % Rev
Non-GAAP Op Income %

Observations

- Gross Margin % down and Opex up
- Over $200m of cash restructuring: 2015 – 2018
- Capex not driving margin improvement
- No Operating Income Growth

40

PRODUCTIVITY FOCUS AREAS

1. "Mission One"

- Service performance and productivity initiatives
- Remote diagnostics, dispatch reduction, parts supply chain management
- Driving revenue and GM expansion

2. Hardware Network

- Plant rationalization and contract manufacturing
- Closing three facilities and outsourcing key functions
- Higher utilization rates and more variable cost structure

3. SG&A / Opex

- Announced on Oct. 30 2018 Earnings Call
- Reduce SG&A and discretionary spend
- Generate at least $100M of savings in 2019

NCR

41

REVENUE MIX SHIFTING TO SOFTWARE AND SERVICES



2018
68%
32%
Software/Services
Hardware

48% Recurring Revenue*



2023 Targets
80%
20%
Software/Services
Hardware

60-70% Recurring Revenue*

*NCR's definition of recurring revenue includes maintenance and cloud revenue.

NCR

42

ATM FINANCIALS

Revenue

2018


Other
ATM

2023 Targets


Other
ATM

- ATM business revenues are projected to be roughly flat over next 5 years.
- Other business revenues are projected to grow at a higher rate.

ATM Economics


Recurring Maintenance
$
Software
Higher Margin
Hardware

Total Deal Value

ATM business is profitable and drives recurring higher margin Software and Services maintenance revenue

43

F I N A N C I A L P O L I C Y Disciplined Drive free Maintain Balanced Shareholder approach to cash flow strong liquidity allocation of return and M&A & Capex capital with reinvestment in appropriate the business leverage 44F I N A N C I A L P O L I C Y Disciplined Drive free Maintain Balanced Shareholder approach to cash flow strong liquidity allocation of return and M&A & Capex capital with reinvestment in appropriate the business leverage 44

D E B T & M A T U R I T I E S P R O F I L E ($ millions) Pension Contributions 5.000% Notes 4.625% Notes $36 5.875% Notes $500 $100 6.375% Notes $400 $88 Term Loan A $700 $585 $600 $84 $90 $109 $0 2018 2019 2020 2021* 2022 2023 2024*** § Weighted average interest rate on NCR’s $3.1 billion of debt is 5.1%** Additional outstanding borrowings as of 9/30 : AR Securitization $175, Revolver $0 *$1.1B revolver matures in 2021 § 70% of NCR’s debt carries a fixed interest **As of 9/30/2018 ***Earliest potential put option for preferred shares per Investment Agreement. rate and 30% is floating (LIBOR)** 45D E B T & M A T U R I T I E S P R O F I L E ($ millions) Pension Contributions 5.000% Notes 4.625% Notes $36 5.875% Notes $500 $100 6.375% Notes $400 $88 Term Loan A $700 $585 $600 $84 $90 $109 $0 2018 2019 2020 2021* 2022 2023 2024*** § Weighted average interest rate on NCR’s $3.1 billion of debt is 5.1%** Additional outstanding borrowings as of 9/30 : AR Securitization $175, Revolver $0 *$1.1B revolver matures in 2021 § 70% of NCR’s debt carries a fixed interest **As of 9/30/2018 ***Earliest potential put option for preferred shares per Investment Agreement. rate and 30% is floating (LIBOR)** 45

TARGET OPERATING MODEL

Three to five years out

- Sustained revenue growth of 3-5% with new mix
- Sustained low double digit eps growth
- Expanded shareholder value through increased multiple

46

Mike Hayford CEO 47Mike Hayford CEO 47

INVESTMENT HIGHLIGHTS Global Focus on Simplified Strong Brand Customer Business Growth & Equity Base Model Mix Shift 48INVESTMENT HIGHLIGHTS Global Focus on Simplified Strong Brand Customer Business Growth & Equity Base Model Mix Shift 48

AGENDA § INTRODUCTION AND WELCOME Michael Nelson, VP Investor Relations § NCR OVERVIEW AND STRATEGY Mike Hayford, President and CEO § OPERATIONALIZING THE STRATEGY Owen Sullivan, Chief Operating Officer § NCR FINANCIAL OVERVIEW Andre Fernandez, Chief Financial Officer 5 § Q&A NCR Leadership Team § DEMONSTRATIONS OF STRATEGIC GROWTH PLATFORMS 49AGENDA § INTRODUCTION AND WELCOME Michael Nelson, VP Investor Relations § NCR OVERVIEW AND STRATEGY Mike Hayford, President and CEO § OPERATIONALIZING THE STRATEGY Owen Sullivan, Chief Operating Officer § NCR FINANCIAL OVERVIEW Andre Fernandez, Chief Financial Officer 5 § Q&A NCR Leadership Team § DEMONSTRATIONS OF STRATEGIC GROWTH PLATFORMS 49

New York Stock Exchange – Freedom Hall 5 3 1 4 6 2 50New York Stock Exchange – Freedom Hall 5 3 1 4 6 2 50

THANK YOU 51THANK YOU 51

SUPPLEMENTARY MATERIALS 52SUPPLEMENTARY MATERIALS 52

While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. N O N - G A A P D I L U T E D E P S NCR’s Non-GAAP diluted earnings per share is determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition-related intangibles, from NCR's GAAP earnings per share. Due to the non-operational nature of these pension and other special items, NCR's management uses this non-GAAP measure to evaluate year-over-year operating performance. NCR also uses this measure to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes this measure is useful for investors because it provides a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. F R E E C A S H F L O W NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. 53While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. N O N - G A A P D I L U T E D E P S NCR’s Non-GAAP diluted earnings per share is determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition-related intangibles, from NCR's GAAP earnings per share. Due to the non-operational nature of these pension and other special items, NCR's management uses this non-GAAP measure to evaluate year-over-year operating performance. NCR also uses this measure to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes this measure is useful for investors because it provides a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. F R E E C A S H F L O W NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. 53

GAAP TO NON-GAAP RECONCILIATION

DILUTED EPS TO NON-GAAP DILUTED EPS

	2018 FY Guidance
Diluted EPS (1)	**$0.10 - $0.68**
Transformation and Restructuring Costs	$0.75 - $1.00
Asset Impairment Charges	$1.16
Impact of US Tax Reform	($0.27)
Acquisition-Related Amortization of Intangibles	$0.42
Acquisition-Related Costs	$0.05
Non-GAAP Diluted EPS (1) (2)	**$2.55 - $2.75**

(1) Non-GAAP diluted EPS is determined using the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of weighted average diluted shares outstanding. GAAP EPS is determined using the most dilutive measure, either including the impact of dividends or deemed dividends on the Company's Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile.

(2) Except for the adjustments noted herein, this guidance does not include the effects of any future acquisitions/divestitures, pension mark-to-market adjustments, taxes or other events, which are difficult to predict and which may or may not be significant.

NCR

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F R E E C A S H F L O W 2018 FY Guidance Cash Provided by Operating Activities $640 - $670 Total Capital Expenditures (330) – (350) Cash Used in Discontinued Operations 40 Free Cash Flow $250 - $300 $ in millions 55F R E E C A S H F L O W 2018 FY Guidance Cash Provided by Operating Activities $640 - $670 Total Capital Expenditures (330) – (350) Cash Used in Discontinued Operations 40 Free Cash Flow $250 - $300 $ in millions 55